LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED AUGUST 1, 2012, OF

WESTERN ASSET CORPORATE BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 1, 2012, as supplemented on August 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated August 1, 2012, as supplemented on August 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 1, 2012, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management—Portfolio managers” are deleted and replaced with the following text:

Portfolio managers: Stephen A. Walsh, Ryan K. Brist and Michael C. Buchanan. Mr. Walsh has been a portfolio manager for the fund since 2006. Mr. Brist has been a portfolio manager for the fund since 2010. Mr. Buchanan has been a portfolio manager for the fund since September 2012. These portfolio managers work together with a broader investment management team.

Effective September 1, 2012, the section of the fund’s Prospectus titled “More on fund management—Portfolio managers” is deleted and replaced with the following text:

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Ryan K. Brist and Michael C. Buchanan. Mr. Walsh has been a portfolio manager for the fund since 2006. Mr. Brist has been a portfolio manager for the fund since 2010. Mr. Buchanan has been a portfolio manager for the fund since September 2012.

Messrs. Walsh and Buchanan have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Brist has been employed by Western Asset as a portfolio manager since 2009. Prior to joining Western Asset as a portfolio manager, Mr. Brist was Chief Investment Officer, Portfolio Manager for Logan Partners L.P. from 2007 to 2009, and was Co-Chief Investment Officer, Sr. Portfolio Manager with Delaware Investment Advisors from 2000 to 2007.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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